Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Comprehensive Income (Loss) Disclosure [Abstract]
Comprehensive income (loss) [Text Block]
17. Comprehensive Income (loss):
In 2009, other comprehensive income (loss) increased with gains of $42,721, in 2010, other comprehensive income (loss) decreased with losses of $22,247 relating to the change of the fair value of derivatives that qualify for hedge accounting and the fair value of bonds and in 2011, other comprehensive income (loss) decreased with losses of $58,242 relating to the change of the fair value of derivatives that qualify for hedge accounting and net settlements on interest rate swaps qualifying for cash flow hedge. For the years ended December 31, 2009, 2010 and 2011, comprehensive income (loss) amounted to $159,650, $58,977 and $29,350, respectively.